Exhibit 10.14

confidentia JJ Miller telesign.com Jul 20, 2021 18:26 confidentia JJ Miller telesign.com Jul 20, 2021 18:26 conﬁdential Andrew Whitworth telesign.com Jan 21, 2022 3:40 PM EST conﬁdential Andrew Whitworth telesign.com Jan 21, 2022 3:40 PM EST confidentia JJ Miller telesign.com Jul 20, 2021 18:26 confidentia JJ Miller telesign.com Jul 20, 2021 18:26 conﬁdential Andrew Whitworth telesign.com Jan 21, 2022 3:40 PM EST conﬁdential Andrew Whitworth telesign.com Jan 21, 2022 3:40 PM EST confidentia JJ Miller telesign.com Jul 20, 2021 18:26 confidentia JJ Miller telesign.com Jul 20, 2021 18:26 conﬁdential Andrew Whitworth telesign.com Jan 21, 2022 3:40 PM EST conﬁdential Andrew Whitworth telesign.com Jan 21, 2022 3:40 PM EST confidentia JJ Miller telesign.com Jul 20, 2021 18:26 confidentia JJ Miller telesign.com Jul 20, 2021 18:26 conﬁdential Andrew Whitworth telesign.com Jan 21, 2022 3:40 PM EST conﬁdential Andrew Whitworth telesign.com Jan 21, 2022 3:40 PM EST confidentia JJ Miller telesign.com Jul 20, 2021 18:26 confidentia JJ Miller telesign.com Jul 20, 2021 18:26 conﬁdential Andrew Whitworth telesign.com Jan 21, 2022 3:40 PM EST conﬁdential Andrew Whitworth telesign.com Jan 21, 2022 3:40 PM EST